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                                                                    EXHIBIT 99.2

               JOINDER AGREEMENT TO REGISTRATION RIGHTS AGREEMENT

        Reference is hereby made to that certain Registration Rights Agreement, dated as of March 7, 2001, among LendingTree, Inc., a Delaware corporation (the "Company"), and the investors named therein (as amended and in effect from time to time, the "Registration Rights Agreement").

        Each of the undersigned hereby joins and agrees to be a party to and a "Holder" under the Registration Rights Agreement with respect to a number of shares of Series A Preferred Stock (as defined in the Registration Rights Agreement) set forth below such persons' signature below, subject to all of the rights and obligations applicable to a Holder thereunder. This Joinder Agreement shall take effect and shall become a part of the Registration Rights Agreement immediately upon the execution and delivery hereof.



                    [Signatures appear on the following page]

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        IN WITNESS WHEREOF, this Joinder Agreement has been duly executed and delivered by each of the undersigned as of November 11, 2002.

                                      FIDELITY NATIONAL TITLE COMPANY

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:


                                      No. of shares of Series A Preferred Stock:
                                      837,842


                                      FIDELITY NATIONAL TITLE INSURANCE COMPANY


                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:


                                      No. of shares of Series A Preferred Stock:
                                      795,963


                                      CHICAGO TITLE INSURANCE COMPANY OF OREGON

                                      By:
                                          --------------------------------------
                                      Name:
                                      Title:


                                      No. of shares of Series A Preferred Stock:
                                      209,469


                                      Address for Notices:


                                      Fidelity National Financial, Inc.
                                      4050 Calle Real, Suite 220
                                      Santa Barbars, CA 93110-3413
                                      Facsimile:  (805) 696-7374
                                      Attention:  General Counsel

AGREED AND ACCEPTED:

LENDINGTREE, INC

By:
      -----------------------------
Name:
      -----------------------------
Title:
      -----------------------------